Exhibit 99.1

Banc of California Reports Record 2015 Earnings

•	Full Year Pre-Tax Income over $100 Million

•	Full Year Diluted EPS of $1.34

•	Fourth Quarter Diluted EPS of $0.39

IRVINE, Calif., (January 28, 2016) – Banc of California, Inc. (NYSE: BANC) today reported net income of $19.0 million for the fourth quarter of 2015, resulting in diluted earnings per share of $0.39 for the quarter and $1.34 for the full year.

Pre-tax income for the full year 2015 was $104.3 million, an increase of 294% compared to full year 2014. Net income available to common shareholders for 2015 grew to $52.2 million, an increase of 97% compared to full year 2014.

Highlights for the fourth quarter included:

•	Record quarterly core deposit growth of $540 million; including $110 million from non-interest bearing deposits.

•	Record quarterly commercial banking segment loan and lease originations of $914 million; resulting in $2.8 billion for the full year.

•	Full year 2015 total loan originations of $7.1 billion.

•	Commercial Banking profits increased to 90% of total, fully allocated segment profitability with Financial Advisory finishing at 9% and Mortgage Banking falling to 1% for the quarter.

•	The Company’s return on average assets for the quarter was 1.0%, and its return on average tangible common equity (ROTCE) for the quarter was 16.6%.

The Company’s consolidated assets totaled $8.2 billion at December 31, 2015, an increase of $1.0 billion compared to the prior quarter, and an increase of $2.3 billion compared to a year ago.

“Banc of California finished 2015 with accelerating growth and profitability across our businesses,” said Steven Sugarman, Chairman and Chief Executive Officer. “Our return on tangible common equity over 15% and return on assets over 1% demonstrates the long-term earnings power of our franchise. Combining these returns with our industry leading growth continues to yield significant value creation for shareholders. Our strong results are a testament to the hard work and dedication of our talented employees, who as employee-shareholders take pride in the shared success in growing the long-term value of the franchise. I am also particularly proud that Banc of California ranked #1 for total shareholder return in 2015 of all west coast banks included on Forbes Magazine’s list of America’s Top 100 banks.”

The Company will host a conference call to discuss its fourth quarter financial results at 8:00 a.m. Pacific Time (PT) on Thursday, January 28, 2016. Interested parties are welcome to attend the conference call by dialing 888-317-6003, and referencing event code 4988712. A live audio webcast will also be available and the webcast link will be posted on the Company’s Investor Relations website at www.bancofcal.com/investor. The slide presentation for the call will also be available on the Company’s Investor Relations website prior to the call.

About Banc of California, Inc.

Banc of California, Inc. (NYSE: BANC) provides comprehensive banking services to California’s diverse private businesses, entrepreneurs and homeowners. Banc of California operates over 100 offices in California and the West.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in the documents filed or furnished by Banc of California, Inc. with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements and Banc of California, Inc. undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Source: Banc of California, Inc.
INVESTOR RELATIONS INQUIRIES:	MEDIA INQUIRIES:
Banc of California, Inc.	Vectis Strategies
Timothy Sedabres, (855) 361-2262	David Herbst, (213) 973-4113 x101

18500 Von Karman Ave. ● Suite 1100 ● Irvine, CA 92612 ● (949) 236-5250 ● www.bancofcal.com

Banc of California, Inc.

Consolidated Statements of Financial Condition

(Dollars in thousands)

(Unaudited)

	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
ASSETS
Cash and cash equivalents	$156,124	$378,963	$458,990	$265,402	$231,199
Time deposits in financial institutions	1,500	1,900	1,900	1,900	1,900
Securities available for sale	833,596	693,219	487,293	393,586	345,695
Securities held to maturity	962,203	529,532	53,414	—	—
Loans held for sale	668,841	596,565	746,651	1,240,942	1,187,090
Loans and leases receivable	5,184,394	4,730,077	4,473,095	3,933,715	3,949,122
Allowance for loan and lease losses	(35,533)	(34,774)	(34,787)	(29,345)	(29,480)
Federal Home Loan Bank and other bank stock	59,069	40,643	34,187	39,844	42,241
Servicing rights, net	50,727	41,646	34,942	21,829	19,566
Other real estate owned, net	1,097	34	50	498	423
Premises and equipment, net	111,539	34,689	35,229	78,285	78,685
Goodwill	39,244	39,244	31,591	31,591	31,591
Other intangible assets, net	19,158	20,504	21,905	23,708	25,252
Deferred income tax (1)	11,341	13,388	12,081	14,157	16,373
Income tax receivable	604	2,649	3,091	—	—
Bank-owned life insurance investment	100,171	99,570	19,201	19,154	19,095
Other assets (1)	71,480	68,961	59,049	62,089	52,545

Total assets	$8,235,555	$7,256,810	$6,437,882	$6,097,355	$5,971,297

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Noninterest-bearing deposits	$1,121,124	$1,011,169	$867,930	$749,129	$662,295
Interest-bearing deposits	5,181,961	4,410,821	4,184,260	4,112,863	4,009,536
Deposits held for sale	—	—	52,820	—	—

Total deposits	6,303,085	5,421,990	5,105,010	4,861,992	4,671,831
Advances from Federal Home Loan Bank	930,000	830,000	350,000	545,000	633,000
Other borrowings	—	—	—	15,000	—
Notes payable, net	261,876	262,779	264,077	92,668	93,569
Reserve for loss on repurchased loans	9,700	9,098	9,411	8,432	8,303
Income taxes payable	1,241	5,939	—	4,488	56
Accrued expenses and other liabilities	77,248	83,470	75,502	55,615	61,223

Total liabilities	7,583,150	6,613,276	5,804,000	5,583,195	5,467,982
Commitments and contingent liabilities

Preferred stock, Series A, non-cumulative perpetual	31,934	31,934	31,934	31,934	31,934
Preferred stock, Series B, non-cumulative perpetual	10,000	10,000	10,000	10,000	10,000
Preferred stock, Series C, 8.00% non-cumulative perpetual	37,943	37,943	37,943	37,943	37,943
Preferred stock, Series D, 7.375% non-cumulative perpetual	110,873	110,873	110,873	—	—
Common stock	395	393	372	367	358
Common stock, class B non-voting non-convertible	1	—	—	—	6
Additional paid-in capital	429,790	427,599	425,784	424,636	422,910
Retained earnings (1)	63,534	52,277	45,494	36,880	29,589
Treasury stock	(29,070)	(29,070)	(29,070)	(29,798)	(29,798)
Accumulated other comprehensive income/(loss), net	(2,995)	1,585	552	2,198	373

Total stockholders’ equity	652,405	643,534	633,882	514,160	503,315

Total liabilities and stockholders’ equity	$8,235,555	$7,256,810	$6,437,882	$6,097,355	$5,971,297

(1)	Amounts for 2014 periods have been updated to reflect the first quarter 2015 adoption of ASU 2014-1 related to investment in low income housing tax credit.

Banc of California, Inc.

Consolidated Statements of Operations

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended					Year Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Interest and dividend income
Loans, including fees	$62,248	$60,454	$60,699	$58,155	$52,599	$241,556	$180,761
Securities	11,163	5,054	2,119	1,927	1,781	20,263	5,158
Dividends and other interest-earning assets	788	1,007	2,026	698	700	4,519	2,220

Total interest and dividend income	74,199	66,515	64,844	60,780	55,080	266,338	188,139
Interest expense
Deposits	6,862	6,395	6,165	6,361	6,440	25,783	24,411
Federal Home Loan Bank advances	890	587	290	353	210	2,120	527
Notes payable and other interest-bearing liabilities	4,381	3,983	4,285	2,069	2,099	14,718	7,924

Total interest expense	12,133	10,965	10,740	8,783	8,749	42,621	32,862

Net interest income	62,066	55,550	54,104	51,997	46,331	223,717	155,277
Provision for loan and lease losses	1,260	735	5,474	—	4,159	7,469	10,976

Net interest income after provision for loan and lease losses	60,806	54,815	48,630	51,997	42,172	216,248	144,301
Noninterest income
Customer service fees	957	1,118	1,072	910	651	4,057	1,490
Loan servicing income	3,663	(2,254)	2,007	(442)	1,248	2,974	4,199
Net gain on sale of securities available for sale	1,510	1,750	—	(2)	661	3,258	1,183
Net gain on sale of loans	15,164	9,737	7,838	4,472	3,927	37,211	19,828
Mortgage banking income	30,334	37,015	39,403	37,933	25,030	144,685	95,430
Advisory service fees	1,942	2,294	4,435	1,197	6,722	9,868	12,904
Loan brokerage income	678	660	661	1,141	2,314	3,140	8,674
Gain on sale of building	—	—	9,919	—	—	9,919	—
All other income	2,571	407	1,358	771	336	5,107	1,929

Total noninterest income	56,819	50,727	66,693	45,980	40,889	220,219	145,637
Noninterest expense
Salaries and employee benefits	54,008	53,215	56,120	49,771	47,974	213,114	162,879
Occupancy and equipment	11,200	10,109	10,325	9,771	9,512	41,405	33,443
Professional fees	4,808	5,261	6,689	3,435	7,096	20,193	19,247
Data processing	2,104	2,170	2,075	1,835	1,884	8,184	5,231
Amortization of intangible assets	1,346	1,401	1,545	1,544	1,306	5,836	4,079
All other expenses (1)	13,193	9,587	11,166	9,523	10,448	43,469	38,593

Total noninterest expense	86,659	81,743	87,920	75,879	78,220	332,201	263,472

Income before income taxes	30,966	23,799	27,403	22,098	4,841	104,266	26,466
Income tax (benefit) expense (1)	11,928	9,263	11,479	9,524	(5,269)	42,194	(3,739)

Net income	19,038	14,536	15,924	12,574	10,110	62,072	30,205
Preferred stock dividends	3,030	3,040	2,843	910	910	9,823	3,640

Net income available to common stockholders	$16,008	$11,496	$13,081	$11,664	$9,200	$52,249	$26,565

Basic earnings per total common share	$0.40	$0.29	$0.33	$0.30	$0.25	$1.36	$0.91
Diluted earnings per total common share	$0.39	$0.29	$0.32	$0.29	$0.25	$1.34	$0.90

(1)	Amounts for 2014 periods have been updated to reflect the first quarter 2015 adoption of ASU 2014-1 related to investment in low income housing tax credit.

Banc of California, Inc.

Selected Financial Data

(Dollars in thousands)

(Unaudited)

	Three Months Ended					Year Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Average balances
Total assets	$7,590,781	$6,681,590	$6,253,350	$5,931,426	$5,223,463	$6,619,017	$4,348,626
Total gross loans and leases	5,531,539	5,271,293	5,254,729	5,139,399	4,534,428	5,300,237	3,805,239
Investment Securities	1,506,626	828,326	402,366	354,475	310,454	776,256	225,182
Total interest earning assets	7,264,341	6,449,862	5,967,200	5,713,766	5,033,973	6,353,316	4,176,518
Total interest-bearing deposits	4,685,145	4,314,330	4,078,540	4,085,673	3,699,464	4,292,629	3,057,606
Total borrowings	1,141,554	745,959	635,460	583,979	406,531	778,182	364,095
Total interest bearing liabilities	5,826,699	5,060,289	4,714,000	4,669,652	4,105,995	5,070,811	3,421,701
Total stockholders’ equity	654,106	645,713	630,547	517,335	487,578	612,393	413,454
Profitability and other ratios
Return on average assets (1)	1.00%	0.86%	1.02%	0.86%	0.77%	0.94%	0.69%
Return on average equity (1)	11.55%	8.93%	10.13%	9.86%	8.23%	10.14%	7.31%
Return on average tangible common equity (2)	16.57%	12.25%	14.52%	13.48%	11.08%	14.22%	10.10%
Dividend payout ratio (3)	30.00%	41.38%	36.36%	40.00%	48.00%	35.29%	52.75%
Net interest spread	3.22%	3.23%	3.45%	3.55%	3.49%	3.35%	3.54%
Net interest margin (1)	3.39%	3.42%	3.64%	3.69%	3.65%	3.52%	3.72%
Noninterest income to total revenue (4)	47.79%	47.73%	55.21%	46.93%	46.88%	49.61%	48.40%
Noninterest income to average total assets (1)	2.97%	3.01%	4.28%	3.14%	3.11%	3.33%	3.35%
Noninterest expense to average total assets (1)	4.53%	4.85%	5.64%	5.19%	5.94%	5.02%	6.06%
Efficiency ratio (5)	72.89%	76.92%	72.78%	77.45%	89.68%	74.83%	87.56%
Average held for investment loans and leases to average deposits	86.88%	86.03%	79.87%	81.72%	79.08%	83.82%	77.36%
Average investment securities to average total assets	19.85%	12.40%	6.43%	5.98%	5.94%	11.73%	5.18%
Average stockholders’ equity to average total assets	8.62%	9.66%	10.08%	8.72%	9.33%	9.25%	9.51%
Allowance for loan and lease losses (ALLL)
Balance at beginning of period	$34,774	$34,787	$29,345	$29,480	$25,283	$29,480	$18,805
Loans and leases charged off	(718)	(788)	(79)	(357)	(25)	(1,942)	(923)
Recoveries	217	40	47	222	63	526	1,235
Transfer of loans from (to) held-for-sale	—	—	—	—	—	—	(613)
Provision for loan and lease losses	1,260	735	5,474	—	4,159	7,469	10,976

Balance at end of period	$35,533	$34,774	$34,787	$29,345	$29,480	$35,533	$29,480

Annualized net loan charge-offs to average total gross loans held for investment	0.04%	0.07%	0.00%	0.01%	0.00%	0.03%	-0.01%
Reserve for loss on repurchased loans
Balance at beginning of period	$9,098	$9,411	$8,432	$8,303	$7,045	$8,303	$5,427
Provision for loan repurchases	735	716	1,573	1,328	1,149	4,352	4,243
Change in estimates	846	—	—	—	—	846	—
Utilization of reserve for loan repurchases	(979)	(1,029)	(594)	(1,199)	109	(3,801)	(1,367)

Balance at end of period	$9,700	$9,098	$9,411	$8,432	$8,303	$9,700	$8,303

(1)	Ratios are presented on an annualized basis.
(2)	Non-GAAP measure. See Non-GAAP measures section for reconciliation of the calculation.
(3)	Dividends declared per common share divided by basic earnings per share.
(4)	Total revenue is equal to the sum of net interest income before provision and noninterest income.
(5)	The ratios were calculated by dividing noninterest expense by the sum of net interest income before provision for loan and lease losses and noninterest income.

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Asset quality information and ratios
30 to 89 days delinquent, excluding PCI loans	$39,946	$48,550	$46,820	$40,641	$40,694
90+ days delinquent, excluding PCI loans	23,338	23,725	22,855	20,538	16,835

Total delinquent loans, excluding PCI loans	63,284	72,275	69,675	61,179	57,529

PCI loans, 30 to 89 days delinquent	40,291	17,593	17,351	16,375	17,641
PCI loans, 90+ days delinquent	6,894	6,223	8,648	6,986	5,761

Total delinquent PCI loans	47,185	23,816	25,999	23,361	23,402

Total delinquent loans	$110,469	$96,091	$95,674	$84,540	$80,931

Total delinquent non-PCI loans to total non-PCI loans	1.42%	1.66%	1.66%	1.66%	1.55%
Total delinquent loans to gross loans	2.13%	2.03%	2.14%	2.15%	2.05%

Non-performing loans, excluding PCI loans	$45,129	$45,188	$42,708	$42,754	$38,381
90+ days delinquent and still accruing loans, excluding PCI loans	—	—	—	—	—
Other real estate owned	1,097	34	50	498	423

Non-performing assets	$46,226	$45,222	$42,758	$43,252	$38,804

ALLL to non-performing loans	78.74%	76.95%	81.45%	68.64%	76.81%
Non-performing loans to gross loans	0.87%	0.96%	0.95%	1.09%	0.97%
Non-performing assets to total assets	0.56%	0.62%	0.66%	0.71%	0.65%

Troubled Debt Restructings (TDRs)
Performing TDRs	$7,842	$9,378	$7,402	$7,431	$6,346
Non-performing TDRs	1,970	2,017	1,937	1,964	1,665

Total TDRs	$9,812	$11,395	$9,339	$9,395	$8,011

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Loan and lease breakdown by ALLL evaluation type
Originated loans and leases
Individually evaluated for impairment	$30,654	$31,008	$31,791	$29,301	$29,287
Collectively evaluated for impairment	3,117,528	2,776,601	2,489,347	1,947,212	1,892,240
Acquired loans through business acquisitions - non-impaired
Individually evaluated for impairment	3,629	1,704	8	2,818	4,191
Collectively evaluated for impairment	1,124,874	1,174,573	1,294,384	1,358,184	1,411,927
Seasoned SFR mortgage loan pools - non-impaired	194,978	373,634	391,193	354,402	364,580
Acquired with deteriorated credit quality	712,731	372,557	266,372	241,798	246,897

Total loans	$5,184,394	$4,730,077	$4,473,095	$3,933,715	$3,949,122

ALLL breakdown
Originated loans and leases
Individually evaluated for impairment	$369	$512	$686	$1,199	$1,288
Collectively evaluated for impairment	32,713	31,419	31,440	25,474	25,263
Acquired loans through business acquisitions - non-impaired
Individually evaluated for impairment	—	—	—	—	—
Collectively evaluated for impairment	2,245	2,637	2,455	2,466	2,906
Seasoned SFR mortgage loan pools - non-impaired	—	—	—	—	—
Acquired with deteriorated credit quality	206	206	206	206	23

Total ALLL	$35,533	$34,774	$34,787	$29,345	$29,480

Discount on Purchased/Acquired Loans
Acquired loans through business acquisitions - non-impaired	$21,366	$21,759	$15,245	$16,877	$17,866
Seasoned SFR mortgage loan pools - non-impaired	12,545	27,699	29,201	28,967	29,955
Acquired with deteriorated credit quality	68,372	41,280	52,394	53,381	55,865

Total Discount	$102,283	$90,738	$96,840	$99,225	$103,686

Ratios
To originated loans and leases:
Individually evaluated for impairment	1.20%	1.65%	2.16%	4.09%	4.40%
Collectively evaluated for impairment (1)	1.05%	1.13%	1.26%	1.31%	1.34%
Total ALLL	1.05%	1.14%	1.27%	1.35%	1.38%
To originated loans and leases and acquired loans not impaired at acquisition:
Individually evaluated for impairment	1.08%	1.57%	2.16%	3.73%	3.85%
Collectively evaluated for impairment	0.82%	0.86%	0.90%	0.85%	0.85%
Total ALLL	0.83%	0.87%	0.91%	0.87%	0.88%
Total ALLL and discount (2)	1.33%	1.41%	1.31%	1.38%	1.42%
To total loans and leases:
Individually evaluated for impairment	1.08%	1.57%	2.16%	3.73%	3.85%
Collectively evaluated for impairment	0.79%	0.79%	0.81%	0.76%	0.77%
Total ALLL	0.69%	0.74%	0.78%	0.75%	0.75%
Total ALLL and discount (2)	2.66%	2.65%	2.94%	3.27%	3.37%

(1)	For the three months ended June 30, 2015 and March 31, 2015, the ratios included an unallocated allowance for loan and lease losses of $2.2 million and $364 thousand. Without the unallocated, the ratios are 1.17% and 1.29% for the three months ended June 30, 2015 and March 31, 2015, respectively.
(2)	The ratios were calculated by dividing a sum of ALLL and discounts by carrying value of loans.

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Composition of held for investment loans and leases
Commercial real estate	$727,707	$690,862	$807,146	$975,734	$999,857
Multi-family	904,300	823,415	696,768	940,053	955,683
Construction	55,289	39,475	32,022	38,081	42,198
Commercial and industrial	876,999	822,690	771,477	489,229	490,900
SBA	57,706	52,985	56,887	48,254	36,155
Lease financing	192,424	162,504	131,189	102,012	85,749

Total commercial loans	2,814,425	2,591,931	2,495,489	2,593,363	2,610,542

Single family residential mortgage	2,255,584	2,013,450	1,840,924	1,169,134	1,171,662
Other consumer	114,385	124,696	136,682	171,218	166,918

Total consumer loans	2,369,969	2,138,146	1,977,606	1,340,352	1,338,580

Total gross loans and leases	$5,184,394	$4,730,077	$4,473,095	$3,933,715	$3,949,122

Composition percentage of held for investment loans and leases
Commercial real estate	14.0%	14.6%	18.0%	24.8%	25.3%
Multi-family	17.4%	17.4%	15.6%	23.9%	24.2%
Construction	1.1%	0.8%	0.7%	1.0%	1.1%
Commercial and industrial	16.9%	17.4%	17.2%	12.4%	12.4%
SBA	1.1%	1.1%	1.3%	1.2%	0.9%
Lease financing	3.7%	3.4%	2.9%	2.6%	2.2%

Total commercial loans	54.2%	54.7%	55.7%	65.9%	66.1%

Single family residential mortgage	43.6%	42.7%	41.2%	29.7%	29.7%
Other consumer	2.2%	2.6%	3.1%	4.4%	4.2%

Total consumer loans	45.8%	45.3%	44.3%	34.1%	33.9%

Total gross loans and leases	100.0%	100.0%	100.0%	100.0%	100.0%

Composition of deposits
Noninterest-bearing checking	$1,121,124	$1,011,169	$880,766	$749,129	$662,295
Interest-bearing checking	1,697,055	1,458,208	1,002,443	1,032,482	1,054,828
Money market	1,479,931	1,238,180	1,393,751	1,136,562	1,074,432
Savings	823,618	814,230	843,274	898,483	985,646
Certificates of deposit	1,181,357	900,203	984,776	1,045,336	894,630

Total deposits	$6,303,085	$5,421,990	$5,105,010	$4,861,992	$4,671,831

Composition percentage of deposits
Noninterest-bearing checking	17.8%	18.6%	17.3%	15.4%	14.2%
Interest-bearing checking	26.8%	26.9%	19.6%	21.2%	22.6%
Money market	23.5%	22.8%	27.3%	23.4%	23.0%
Savings	13.1%	15.0%	16.5%	18.5%	21.1%
Certificates of deposit	18.8%	16.7%	19.3%	21.5%	19.1%

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	December 31, 2015			September 30, 2015			June 30, 2015
	Average Balance	Interest	Yield / Cost	Average Balance	Interest	Yield / Cost	Average Balance	Interest	Yield / Cost
Interest earning assets
Loans held for sale and SFR mortgage	$1,903,331	$17,584	3.67%	$1,966,373	$18,123	3.66%	$1,959,738	$18,984	3.89%
Seasoned SFR mortgage loan pools	858,601	12,098	5.59%	689,666	10,901	6.27%	591,460	9,690	6.57%
Commercial real estate, multi-family, and construction	1,638,329	19,006	4.60%	1,568,975	17,643	4.46%	1,848,780	21,552	4.68%
Commercial and industrial, SBA, and lease financing	1,020,306	12,754	4.96%	914,811	12,125	5.26%	697,291	8,871	5.10%
Other consumer	110,972	806	2.88%	131,468	1,662	5.02%	157,460	1,602	4.08%

Gross loans and leases	5,531,539	62,248	4.46%	5,271,293	60,454	4.55%	5,254,729	60,699	4.63%
Securities	1,506,626	11,163	2.94%	828,326	5,054	2.42%	402,366	2,119	2.11%
Other interest-earning assets	226,176	788	1.38%	350,243	1,007	1.14%	310,105	2,026	2.62%

Total interest-earning assets	7,264,341	74,199	4.05%	6,449,862	66,515	4.09%	5,967,200	64,844	4.36%
Allowance for loan and lease losses	(35,894)			(34,810)			(29,445)
BOLI and non-interest earning assets	362,334			266,538			315,595

Total assets	$7,590,781			$6,681,590			$6,253,350

Interest-bearing liabilities
Savings	$805,445	$1,538	0.76%	$832,006	$1,575	0.75%	$867,532	$1,606	0.74%
Interest-bearing checking	1,475,461	2,663	0.72%	1,282,066	2,273	0.70%	1,012,211	1,996	0.79%
Money market	1,343,683	1,267	0.37%	1,294,554	1,337	0.41%	1,142,858	1,028	0.36%
Certificates of deposit	1,060,556	1,394	0.52%	905,704	1,210	0.53%	1,055,939	1,535	0.58%

Total interest-bearing deposits	4,685,145	6,862	0.58%	4,314,330	6,395	0.59%	4,078,540	6,165	0.61%
FHLB advances	869,457	890	0.41%	476,848	587	0.49%	375,385	290	0.31%
Long-term debt and other interest-bearing liabilities	272,097	4,381	6.39%	269,111	3,983	5.87%	260,075	4,285	6.61%

Total interest-bearing liabilities	5,826,699	12,133	0.83%	5,060,289	10,965	0.86%	4,714,000	10,740	0.91%
Noninterest-bearing deposits	1,037,966			916,670			859,420
Non-interest-bearing liabilities	72,010			58,918			49,383

Total liabilities	6,936,675			6,035,877			5,622,803
Total stockholders’ equity	654,106			645,713			630,547

Total liabilities and stockholders’ equity	$7,590,781			$6,681,590			$6,253,350

Net interest income/spread		$62,066	3.22%		$55,550	3.23%		$54,104	3.45%

Net interest margin			3.39%			3.42%			3.64%

Ratio of interest-earning assets to interest-bearing liabilities	124.67%			127.46%			126.58%

Total deposits	$5,723,111	$6,862	0.48%	$5,231,000	$6,395	0.49%	$4,937,960	$6,165	0.50%
Total funding (1)	$6,864,665	$12,133	0.70%	$5,976,959	$10,965	0.73%	$5,573,420	$10,740	0.77%

(1)	Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid, Continued

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	March 31, 2015			December 31, 2014
	Average Balance	Interest	Yield / Cost	Average Balance	Interest	Yield / Cost
Interest earning assets
Loans held for sale and SFR mortgage	$1,868,085	$17,477	3.79%	$1,778,112	$16,741	3.74%
Seasoned SFR mortgage loan pools	591,724	9,413	6.45%	606,879	9,605	6.28%
Commercial real estate, multi-family, and construction	1,956,830	22,508	4.66%	1,486,406	17,993	4.80%
Commercial and industrial, SBA, and lease financing	572,726	7,239	5.13%	523,194	6,192	4.70%
Other consumer	150,034	1,518	4.10%	139,837	2,068	5.87%

Gross loans and leases	5,139,399	58,155	4.59%	4,534,428	52,599	4.60%
Securities	354,475	1,927	2.20%	310,454	1,781	2.28%
Other interest-earning assets	219,892	698	1.29%	189,091	700	1.47%

Total interest-earning assets	5,713,766	60,780	4.31%	5,033,973	55,080	4.34%
Allowance for loan and lease losses	(29,623)			(26,105)
BOLI and non-interest earning assets	247,283			215,595

Total assets	$5,931,426			$5,223,463

Interest-bearing liabilities
Savings	$945,530	$1,748	0.75%	$960,253	$1,963	0.81%
Interest-bearing checking	1,042,895	2,041	0.79%	937,623	2,078	0.88%
Money market	1,092,987	958	0.36%	964,414	841	0.35%
Certificates of deposit	1,004,261	1,614	0.65%	837,174	1,558	0.74%

Total interest-bearing deposits	4,085,673	6,361	0.63%	3,699,464	6,440	0.69%
FHLB advances	487,600	353	0.29%	307,859	210	0.27%
Long-term debt and other interest-bearing liabilities	96,379	2,069	8.71%	98,672	2,099	8.44%

Total interest-bearing liabilities	4,669,652	8,783	0.76%	4,105,995	8,749	0.85%
Noninterest-bearing deposits	682,492			577,623
Non-interest-bearing liabilities	61,947			52,267

Total liabilities	5,414,091			4,735,885
Total stockholders’ equity	517,335			487,578

Total liabilities and stockholders’ equity	$5,931,426			$5,223,463

Net interest income/spread		$51,997	3.55%		$46,331	3.49%

Net interest margin			3.69%			3.65%

Ratio of interest-earning assets to interest-bearing liabilities	122.36%			122.60%

Total deposits	$4,768,165	$6,361	0.54%	$4,277,087	$6,440	0.60%
Total funding (1)	$5,352,144	$8,783	0.67%	$4,683,618	$8,749	0.74%

(1)	Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid, Continued

(Dollars in thousands)

(Unaudited)

	Year Ended
	December 31, 2015			December 31, 2014
	Average Balance	Interest	Yield / Cost	Average Balance	Interest	Yield / Cost
Interest earning assets
Loans held for sale and SFR mortgage	$1,924,593	$72,167	3.75%	$1,632,547	$62,269	3.81%
Seasoned SFR mortgage loan pools	683,612	42,102	6.16%	683,121	46,153	6.76%
Commercial real estate, multi-family, and construction	1,751,851	80,708	4.61%	935,129	44,494	4.76%
Commercial and industrial, SBA, and lease financing	802,821	40,989	5.11%	438,250	22,558	5.15%
Other consumer	137,360	5,590	4.07%	116,192	5,287	4.55%

Gross loans and leases	5,300,237	241,556	4.56%	3,805,239	180,761	4.75%
Securities	776,256	20,263	2.61%	225,182	5,158	2.29%
Other interest-earning assets	276,823	4,519	1.63%	146,097	2,220	1.52%

Total interest-earning assets	6,353,316	266,338	4.19%	4,176,518	188,139	4.50%
Allowance for loan and lease losses	(32,467)			(22,354)
BOLI and non-interest earning assets	298,168			194,462

Total assets	$6,619,017			$4,348,626

Interest-bearing liabilities
Savings	$862,160	$6,467	0.75%	$967,803	$9,121	0.94%
Interest-bearing checking	1,204,560	8,973	0.74%	735,156	7,629	1.04%
Money market	1,219,416	4,590	0.38%	692,464	2,788	0.40%
Certificates of deposit	1,006,493	5,753	0.57%	662,183	4,873	0.74%

Total interest-bearing deposits	4,292,629	25,783	0.60%	3,057,606	24,411	0.80%
FHLB advances	553,162	2,120	0.38%	267,816	527	0.20%
Long-term debt and other interest-bearing liabilities	225,020	14,718	6.54%	96,279	7,924	8.23%

Total interest-bearing liabilities	5,070,811	42,621	0.84%	3,421,701	32,862	0.96%
Noninterest-bearing deposits	875,227			468,077
Non-interest-bearing liabilities	60,586			45,394

Total liabilities	6,006,624			3,935,172
Total stockholders’ equity	612,393			413,454

Total liabilities and stockholders’ equity	$6,619,017			$4,348,626

Net interest income/spread		$223,717	3.35%		$155,277	3.54%

Net interest margin			3.52%			3.72%

Ratio of interest-earning assets to interest-bearing liabilities	125.29%			122.06%

Total deposits	$5,167,856	$25,783	0.50%	$3,525,683	$24,411	0.69%
Total funding (1)	$5,946,038	$42,621	0.72%	$3,889,778	$32,862	0.84%

(1)	Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Capital Ratios

(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2015	2015	2015	2015 (1)	2014
Capital Ratios
Banc of California, Inc.
Total risk-based capital ratio:	11.18%	12.56%	14.01%	11.55%	11.28%
Tier 1 risk-based capital ratio:	10.71%	12.06%	13.19%	10.83%	10.54%
Common equity tier 1 capital ratio (1)	7.36%	8.19%	8.96%	9.01%	N/A
Tier 1 leverage ratio:	8.07%	8.97%	9.55%	7.99%	8.57%
Banc of California, NA
Total risk-based capital ratio:	13.45%	14.93%	14.86%	13.58%	12.04%
Tier 1 risk-based capital ratio:	12.79%	14.19%	14.04%	12.86%	11.29%
Common equity tier 1 capital ratio (1)	12.79%	14.19%	14.04%	12.86%	N/A
Tier 1 leverage ratio:	9.64%	10.53%	10.26%	9.49%	9.17%

(1)	From the first quarter of 2015, BASEL III common equity tier 1 capital ratio is required.

Banc of California, Inc.

Non-GAAP Measures

(Dollars in thousands, except per share data)

(Unaudited)

Non-GAAP performance measure:

Tangible common equity to tangible assets ratio and return on average tangible common equity are supplemental financial information determined by a method other than in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are used by management in the analysis of Banc of California, Inc.’s capital strength and performance of businesses. Tangible equity is calculated by subtracting goodwill and other intangible assets from total stockholders’ equity. Banking and financial institution regulators also exclude goodwill and other intangible assets from total stockholders’ equity when assessing the capital adequacy of a financial institution. Management believes the presentation of this financial measure excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the capital strength of Banc of California, Inc. This disclosure should not be viewed as a substitution for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The following tables reconcile this non-GAAP performance measures to the GAAP performance measures for the periods indicated:

	December 31,	September 30,	June 30,	March 31,	December 31,
	2015	2015	2015	2015	2014
Tangible common equity to tangible assets ratio
Total assets	$8,235,555	$7,256,810	$6,437,882	$6,097,355	$5,971,297
Less goodwill	(39,244)	(39,244)	(31,591)	(31,591)	(31,591)
Less other intangible assets	(19,158)	(20,504)	(21,905)	(23,708)	(25,252)

Tangible assets	$8,177,153	$7,197,062	$6,384,386	$6,042,056	$5,914,454

Total stockholders’ equity	$652,405	$643,534	$633,882	$514,160	$503,315
Less preferred stock	(190,750)	(190,750)	(190,750)	(79,877)	(79,877)
Less goodwill	(39,244)	(39,244)	(31,591)	(31,591)	(31,591)
Less other intangible assets	(19,158)	(20,504)	(21,905)	(23,708)	(25,252)

Tangible common equity	$403,253	$393,036	$389,636	$378,984	$366,595

Total stockholders’ equity to total assets	7.92%	8.87%	9.85%	8.43%	8.43%
Tangible common equity to tangible assets	4.93%	5.46%	6.10%	6.27%	6.20%

Common stock outstanding	38,002,267	37,751,445	35,647,476	35,063,199	34,190,740
Class B non-voting non-convertible common stock outstanding	37,355	—	—	11	609,195

Total common stock outstanding	38,039,622	37,751,445	35,647,476	35,063,210	34,799,935

Minimum number of shares issuable under purchase contracts (1)	601,299	828,246	2,883,892	2,984,367	3,215,538

Total common stock outstanding and shares issuable under purchase contracts	38,640,921	38,579,691	38,531,368	38,047,577	38,015,473

(1) Purchase contracts relating to the tangible equity units

Tangible common equity per common stock	$10.60	$10.41	$10.93	$10.81	$10.53
Book value per common stock	$12.14	$11.99	$12.43	$12.39	$12.17

Tangible equity per common stock and shares issuable under purchase contracts	$10.44	$10.19	$10.11	$9.96	$9.64
Book value per common stock and shares issuable under purchase contracts	$11.95	$11.74	$11.50	$11.41	$11.14

Banc of California, Inc.

Non-GAAP Measures, Continued

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2015	2014
Return on tangible common equity
Average total stockholders’ equity	$654,106	$645,713	$630,547	$517,335	$487,578	$612,393	$413,454
Less average preferred stock	(190,750)	(190,750)	(182,233)	(79,877)	(79,877)	(161,288)	(79,877)
Less average goodwill	(39,244)	(31,674)	(31,591)	(31,591)	(33,129)	(33,541)	(32,326)
Less average other intangible assets	(19,877)	(21,320)	(23,032)	(24,720)	(13,611)	(22,222)	(11,739)

Average tangible common equity	$404,235	$401,969	$393,691	$381,147	$360,961	$395,342	$289,512

Net income	$19,038	$14,536	$15,924	$12,574	$10,110	$62,072	$30,205
Less preferred stock dividends	(3,030)	(3,040)	(2,843)	(910)	(910)	(9,823)	(3,640)
Add tax-effected amortization of intangible assets (1)	875	911	1,004	1,004	849	3,793	2,651
Add tax-effected impairment on intangible assets (1)	—	—	168	—	31	168	31

Net income available to common stockholders	$16,883	$12,407	$14,253	$12,668	$10,080	$56,210	$29,247

(1) Utilized a 35% effective tax rate

Return on average equity	11.55%	8.93%	10.13%	9.86%	8.23%	10.14%	7.31%
Return on average tangible common equity	16.57%	12.25%	14.52%	13.48%	11.08%	14.22%	10.10%